TABLE OF CONTENTS
-----------------------------------------------
Summary                                       1
-----------------------------------------------
Summary of Expenses                           2
-----------------------------------------------
Financial Highlights                          5
-----------------------------------------------
Investment Objectives, Policies and Risk
  Factors                                    10
-----------------------------------------------
Investment Manager and Underwriter           21
-----------------------------------------------
Dividends and Taxes                          26
-----------------------------------------------
Net Asset Value                              27
-----------------------------------------------
Purchase of Shares                           28
-----------------------------------------------
Redemption or Repurchase of Shares           33
-----------------------------------------------
Special Features                             36
-----------------------------------------------
Performance                                  40
-----------------------------------------------
Capital Structure                            41
-----------------------------------------------



This combined prospectus of the Kemper Equity Funds contains information about each of the Funds that you should know before investing and should be retained for future reference. For Funds other than Kemper Value+Growth Fund, this is a revision of a prospectus dated February 1, 1995. A Statement of Additional Information dated October 16, 1995, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from the Funds at the address or telephone number on this cover or the firm from which this prospectus was obtained. Kemper Value+Growth Fund is also known as Kemper Value Plus Growth Fund.


THE FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN A FUND'S SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

[KEMPER LOGO]

KEMPER
EQUITY
FUNDS


PROSPECTUS OCTOBER 16, 1995


KEMPER EQUITY FUNDS
120 South LaSalle Street, Chicago, Illinois 60603
1-800-621-1048

This prospectus describes a choice of six equity and balanced mutual funds managed by Kemper Financial Services, Inc.

KEMPER BLUE CHIP FUND
KEMPER GROWTH FUND
KEMPER SMALL CAPITALIZATION EQUITY FUND
KEMPER TECHNOLOGY FUND
KEMPER TOTAL RETURN FUND
KEMPER VALUE+GROWTH FUND

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

KEMPER EQUITY FUNDS
120 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60603, TELEPHONE 1-800-621-1048

SUMMARY

INVESTMENT OBJECTIVES. The six open-end, diversified management investment companies (the "Funds") covered in this combined prospectus are as follows:

KEMPER BLUE CHIP FUND (the "Blue Chip Fund") seeks growth of capital and of income.

KEMPER GROWTH FUND (the "Growth Fund") seeks growth of capital through professional management and diversification of investment securities having potential for capital appreciation.

KEMPER SMALL CAPITALIZATION EQUITY FUND (the "Small Cap Fund") seeks maximum appreciation of investors' capital.

KEMPER TECHNOLOGY FUND (the "Technology Fund") seeks growth of capital.

KEMPER TOTAL RETURN FUND (the "Total Return Fund") seeks to obtain the highest total return, a combination of income and capital appreciation, consistent with reasonable risk.

KEMPER VALUE+GROWTH FUND (the "Value+Growth Fund") seeks growth of capital through professional management of a portfolio of growth and value stocks.

The Funds may purchase put and call options, engage in financial futures transactions, invest in foreign securities, engage in related foreign currency transactions and lend portfolio securities. The Technology Fund may also write
(sell) put and call options. The Funds may invest up to 25% of total assets in foreign securities. See "Investment Objectives, Policies and Risk Factors."

RISK FACTORS. There is no assurance that the investment objective of any Fund will be achieved and investment in each Fund includes risks that vary in kind and degree depending upon the investment policies of that Fund. The returns and net asset value of each Fund will fluctuate. Investment by the Small Cap Fund primarily in smaller companies and the emphasis of the Technology Fund on smaller emerging growth technology companies involve greater risk than investment in larger, more established companies. Foreign investments by the Funds involve risk and opportunity considerations not typically associated with investing in U.S. companies. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Thus, the U.S. Dollar value of foreign securities in a Fund's portfolio, and the Fund's net asset value, may change in response to changes in currency exchange rates even though the value of the foreign securities in local currency terms may not have changed. While a Fund's investments in foreign securities will principally be in developed countries, the Fund may invest a portion of its assets in developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A portion of the assets of the Total Return Fund may be invested in lower rated or unrated high yield bonds which entail greater risk of loss of principal and interest than higher rated fixed income securities. There are special risks associated with options, financial futures and foreign currency transactions and there is no assurance that use of those investment techniques will be successful. See "Investment Objectives, Policies and Risk Factors."

PURCHASES AND REDEMPTIONS. Each Fund provides investors with the option of purchasing shares in the following ways:


Class A Shares............ Offered at net asset value plus a maximum sales charge of 5.75% of the offering price. Reduced sales charges apply to purchases of $50,000 or more. The redemption within one year of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a 1% contingent deferred sales charge.


Class B Shares............ Offered at net asset value, subject to a Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 4% to zero on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) six years after purchase.

Class C Shares...........  Offered at net asset value without an initial or contingent deferred sales charge, but subject to a Rule 12b-1 distribution fee. Class C shares do not convert into another class.

Each class of shares represents interests in the same portfolio of investments of a Fund. The minimum initial investment is $1,000 and investments thereafter must be at least $100. Shares are redeemable at net asset value, which may be more or less than original cost, subject, in the case of Class A shares purchased under the Large Order NAV Purchase Privilege and for Class B shares, to any applicable contingent deferred sales charge. See "Purchase of Shares" and "Redemption or Repurchase of Shares."


INVESTMENT MANAGER AND UNDERWRITER. Kemper Financial Services, Inc. ("KFS") serves as investment manager for each Fund. KFS is paid an investment management fee by each Fund based upon average daily net assets of that Fund at an effective annual rate that differs for each Fund. Dreman Value Advisors, Inc. ("DVA"), a wholly owned subsidiary of KFS, is the sub-adviser for the Value+Growth Fund and is paid a fee of .25% of average daily net assets of that Fund by KFS. Kemper Distributors, Inc. ("KDI"), a wholly owned subsidiary of KFS, is principal underwriter and administrator for each Fund. For Class B shares and Class C shares, KDI receives a Rule 12b-1 distribution fee of .75% of average daily net assets. KDI also receives the amount of any contingent deferred sales charges paid on the redemption of shares. Administrative services are provided to shareholders under administrative services agreements with KDI. Each Fund pays an administrative services fee at the annual rate of up to .25 of 1% of average daily net assets of each class of the Fund, which KDI pays to financial services firms. See "Investment Manager and Underwriter."


DIVIDENDS. Each Fund normally distributes dividends of net investment income as follows: annually for the Growth, Small Cap, Technology and Value+Growth Funds; semi-annually for the Blue Chip Fund; and quarterly for the Total Return Fund. Each Fund distributes any net realized short-term and long-term capital gains at least annually. Income and capital gain dividends of a Fund are automatically reinvested in additional shares of that Fund, without a sales charge, unless the shareholder makes a different election. See "Dividends and Taxes."

GENERAL. In the opinion of the staff of the Securities and Exchange Commission, the use of this combined prospectus may make each Fund liable for any misstatement or omission in this prospectus regardless of the particular Fund to which it pertains.

SUMMARY OF EXPENSES

  SHAREHOLDER TRANSACTION EXPENSES (APPLICABLE TO ALL
                        FUNDS)(1)                          CLASS A              CLASS B             CLASS C
                                                           -------      ------------------------    -------
Maximum Sales Charge on Purchases (as a percentage of
  offering price).......................................     5.75%(2)             None                None
Maximum Sales Charge on Reinvested Dividends............     None                 None                None
Redemption Fees.........................................     None                 None                None
Exchange Fee............................................     None                 None                None
Deferred Sales Charge (as a percentage of redemption
  proceeds).............................................     None(3)    4% during the first           None
                                                                        year, 3% during the
                                                                        second and third years,
                                                                        2% during the fourth and
                                                                        fifth years and 1% in
                                                                        the sixth year

-------------------------
(1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details.
(2) Reduced sales charges apply to purchases of $50,000 or more. See "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares."
(3) The redemption within one year of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a 1% contingent deferred sales charge. See "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares."

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                                                             TOTAL     VALUE+
                                            BLUE CHIP   GROWTH   SMALL CAP   TECHNOLOGY     RETURN     GROWTH
                                             FUND(6)    FUND(6)    FUND       FUND(6)       FUND(6)    FUND(7)
                                            ---------   ------   ---------   ----------     -------    -------
CLASS A SHARES
Management Fees(7)........................     .58%       .54%      .65%         .56%          .54%       .60%
12b-1 Fees................................     None       None      None         None          None       None
Other Expenses............................     .85%       .58%      .60%         .35%          .61%       .90%
                                            ---------   ------   ---------   ----------     -------    -------
Total Operating Expenses(7)...............    1.43%      1.12%     1.25%         .91%         1.15%      1.50%
                                            =======     ======   =======     ========        ======     ======

                                                                                             TOTAL     VALUE+
                                            BLUE CHIP   GROWTH   SMALL CAP   TECHNOLOGY     RETURN     GROWTH
                                             FUND(6)    FUND(6)    FUND       FUND(6)       FUND(6)    FUND(7)
                                            ---------   ------   ---------   ----------     -------    -------
CLASS B SHARES
Management Fees(7)........................     .58%       .54%      .65%         .56%          .54%       .60%
12b-1 Fees(4).............................     .75%       .75%      .75%         .75%          .75%       .75%
Other Expenses (estimated)................     .90%       .81%     1.07%         .64%          .74%       .93%
                                            ---------   ------   ---------   ----------     -------    -------
Total Operating Expenses(7)...............    2.23%      2.10%     2.47%        1.95%         2.03%      2.28%
                                            =======     ======   =======     ========        ======     ======

                                                                                             TOTAL     VALUE+
                                            BLUE CHIP   GROWTH   SMALL CAP   TECHNOLOGY     RETURN     GROWTH
                                             FUND(6)    FUND(6)    FUND       FUND(6)       FUND(6)    FUND(7)
                                            ---------   ------   ---------   ----------     -------    -------
CLASS C SHARES
Management Fees(7)........................     .58%       .54%      .65%         .56%          .54%       .60%
12b-1 Fees(5).............................     .75%       .75%      .75%         .75%          .75%       .75%
Other Expenses (estimated)................     .80%       .76%      .96%         .48%          .64%       .90%
                                            ---------   ------   ---------   ----------     -------    -------
Total Operating Expenses(7)...............    2.13%      2.05%     2.36%        1.79%         1.93%      2.25%
                                            =======     ======   =======     ========        ======     ======

-------------------------
(4) Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, although KDI believes that it is unlikely because of the automatic conversion feature described under "Purchase of Shares -- Deferred Sales Charge Alternative -- Class B Shares."
(5) As a result of the accrual of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers.
(6) Management fees have been restated based upon the management fee that became effective May 31, 1994.

(7) After management fee reduction for Value+Growth Fund for current fiscal year.


EXAMPLE

                                                   FUND           1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                            ------------------    ------     -------     -------     --------
CLASS A SHARES
You would pay the following expenses on a   Blue Chip              $ 71       $ 100       $ 131        $219
$1,000 investment, assuming (1) 5% annual   Growth                 $ 68       $  91       $ 116        $186
return and (2) redemption at the end of     Small Cap              $ 69       $  95       $ 122        $200
  each time period:                         Technology             $ 66       $  85       $ 105        $163
                                            Total Return           $ 69       $  92       $ 117        $189
                                            Value+Growth           $ 72       $ 102          --          --

EXAMPLE

                                                                1          3           5          10
                                               FUND            YEAR       YEARS      YEARS       YEARS
                                           -------------       ----       ----       -----       -----
CLASS B SHARES(8)
You would pay the following expenses on a  Blue Chip           $ 53       $ 90       $ 129       $ 218
$1,000 investment, assuming (1) 5% annual  Growth              $ 51       $ 86       $ 123       $ 195
return and (2) redemption at the end of    Small Cap           $ 55       $ 97       $ 142       $ 222
  each time period:                        Technology          $ 50       $ 81       $ 115       $ 176
                                           Total Return        $ 51       $ 84       $ 119       $ 192
                                           Value+Growth         $53        $91          --          --

You would pay the following expenses on    Blue Chip           $ 23       $ 70       $ 119       $ 218
  the same investment, assuming no         Growth              $ 21       $ 66       $ 113       $ 195
redemption:                                Small Cap           $ 25       $ 77       $ 132       $ 222
                                           Technology          $ 20       $ 61       $ 105       $ 175
                                           Total Return        $ 21       $ 64       $ 109       $ 192
                                           Value+Growth         $23        $71          --          --
CLASS C SHARES
You would pay the following expenses on a  Blue Chip           $ 22       $ 67       $ 114       $ 246
$1,000 investment, assuming (1) 5% annual  Growth              $ 21       $ 64       $ 110       $ 238
return and (2) redemption at the end of    Small Cap           $ 24       $ 74       $ 126       $ 270
  each time period:                        Technology          $ 18       $ 56       $  97       $ 211
                                           Total Return        $ 20       $ 61       $ 104       $ 225
                                           Value+Growth         $23        $70          --          --

-------------------------
(8) Assumes conversion to Class A shares six years after purchase and was calculated based upon the assumption that the shareholder was an owner of the shares on the first day of the first year and the contingent deferred sales charge was applied as follows: 1 year (3%), 3 years (2%), 5 years (1%) and 10 years (0%). See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares" for more information regarding the calculation of the contingent deferred sales charge.

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. See "Investment Manager and Underwriter" for more information. Effective May 31, 1994, the investment management fee for the Blue Chip, Growth, Technology and Total Return Funds changed. "Management Fees" have been restated based upon the new management fee.

The base management fee for the Small Cap Fund is .65% and is subject to a maximum upward or downward performance adjustment of .30 of 1%. The table reflects the base management fee without any performance adjustment. The actual management fees paid by Class A, Class B and Class C shares during the last fiscal year were .74%, .47% and .47%, respectively. Differences in the management fee among the classes were due to differences in time periods during which shares were available for purchase and stock market activity. Class B and Class C shares were not offered until May 31, 1994.

"Other Expenses" for Class B shares and Class C shares, which were not available before May 31, 1994, have been estimated for the current fiscal year.


The Value+Growth Fund commenced the public offering of its shares on October 16, 1995, thus estimated expenses are shown for only the one and three year periods. KFS has agreed to temporarily reduce its management fee and reimburse or pay certain operating expenses to the extent necessary to limit the Fund's "Total Operating Expenses" to the levels indicated in the tables above. Without such waiver and reimbursement, "Management Fees" would be .72% and "Total Operating Expenses" for Class A, B and C shares would be 1.62%, 2.40% and 2.37%, respectively.


The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
The tables below show financial information for each Fund except the Value+Growth Fund expressed in terms of one share outstanding throughout the period. The information in the tables for each Fund is covered by the report of the Fund's independent auditors. The report for each Fund is contained in its Registration Statement and is available from that Fund. The financial statements contained in each Fund's 1994 Annual Report to Shareholders are incorporated herein by reference and may be obtained by writing or calling that Fund.

                                 BLUE CHIP FUND

                                                                                                                 NOV. 23, 1987
                                                                          YEAR ENDED OCTOBER 31,                  TO OCT. 31,
                                                             1994     1993     1992     1991     1990     1989       1988
                                                            ---------------------------------------------------    -----------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                        $13.88    12.72    13.24     9.65    10.07     8.41         9.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        .19      .18      .18      .11      .13      .18          .35
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments      (.71)    1.13      .41     3.63     (.45)    1.78         (.80)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              (.52)    1.31      .59     3.74     (.32)    1.96         (.45)
------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                      .19      .15      .14      .15      .10      .30          .14
------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain on investments           .84       --      .97       --       --       --           --
------------------------------------------------------------------------------------------------------------------------------
Total dividends                                               1.03      .15     1.11      .15      .10      .30          .14
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $12.33    13.88    12.72    13.24     9.65    10.07         8.41
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%):                                            (3.82)   10.35     4.76    39.19    (3.23)   24.08        (4.99)
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses                                                      1.48     1.25     1.46     1.66     1.91     2.08         1.83
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         1.50     1.28     1.63      .88     1.28     1.99         4.47
------------------------------------------------------------------------------------------------------------------------------

                                                                                                   CLASS B        CLASS C
                                                                                                 -----------    -----------
                                                                                                   MAY 31,        MAY 31,
                                                                                                   1994 TO        1994 TO
                                                                                                 OCTOBER 31,    OCTOBER 31,
                                                                                                    1994           1994
                                                                                                 -----------    -----------
CLASS B AND C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                                                $12.30          12.30
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                                                .06            .09
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                              (.01)          (.01)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                       .05            .08
------------------------------------------------------------------------------------------------------------------------------
  Less distribution from net investment income                                                         .06            .06
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                      $12.29          12.32
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%):                                                                                      .42            .67
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses                                                                                              2.43           2.33
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                  .33            .43
------------------------------------------------------------------------------------------------------------------------------

                                                                                                                NOV. 23, 1987
                                                                     YEAR ENDED OCTOBER 31,                      TO OCT. 31,
                                                    1994       1993       1992       1991      1990      1989       1988
                                                  ------------------------------------------------------------  -------------
ALL CLASSES
SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)        $153,172    196,327    182,553    61,146    32,172    26,164        20,421
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            131        222        178       162        93        89           326
------------------------------------------------------------------------------------------------------------------------------

                                  GROWTH FUND

                                                                             YEAR ENDED SEPTEMBER 30,
                                                   1994    1993    1992    1991    1990    1989     1988    1987    1986    1985
                                                  -------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                $15.33   13.09   13.14    9.00    9.79    7.61    13.73   13.07   12.29   12.74
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              .01     .01     .03     .06     .18     .17      .23     .20     .24     .33
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency transactions    (1.41)   2.29     .71    4.57    (.79)   2.24    (2.83)   4.13    2.28     .67
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   (1.40)   2.30     .74    4.63    (.61)   2.41    (2.60)   4.33    2.52    1.00
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income             --     .03     .05     .11     .18     .23      .21     .10     .30     .35
---------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain on
    investments                                     1.00     .03     .74     .38      --      --     3.31    3.57    1.44    1.10
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                                     1.00     .06     .79     .49     .18     .23     3.52    3.67    1.74    1.45
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                      $12.93   15.33   13.09   13.14    9.00    9.79     7.61   13.73   13.07   12.29
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%):                                  (9.39)  17.60    5.55   54.13   (6.37)  32.60   (15.15)  44.69   23.37    9.14
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses                                            1.09    1.00    1.03    1.04     .89     .83      .82     .80     .78     .79
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                .24     .06     .32     .59    1.84    2.11     3.38    1.67    1.96    2.73
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B          CLASS C
                                                                                             -------------    -------------
                                                                                                MAY 31,          MAY 31,
                                                                                                1994 TO          1994 TO
                                                                                             SEPTEMBER 30,    SEPTEMBER 30,
                                                                                                 1994             1994
                                                                                             -------------    -------------
CLASS B AND C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                                             $13.10           13.09
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                                                     (.03)           (.02)
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and foreign currency transactions         (.19)           (.19)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                   (.22)           (.21)
--------------------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain on investments                                              --              --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                   $12.88           12.88
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%):                                                                                 (1.68)          (1.60)
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses                                                                                           2.11            2.09
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                       (.76)           (.67)
--------------------------------------------------------------------------------------------------------------------------

                                                                 YEAR ENDED SEPTEMBER 30,
                            1994        1993        1992       1991      1990      1989      1988      1987      1986      1985
                         --------------------------------------------------------------------------------------------------------
ALL CLASSES
SUPPLEMENTAL DATA:
Net assets at end of
  year (in thousands)    $2,255,977   1,826,961   1,419,292   613,245   307,555   335,998   285,485   376,045   275,060   246,584
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (%)                           115         139          83       143       194       160        61       247       181        97
---------------------------------------------------------------------------------------------------------------------------------

                                 SMALL CAP FUND

                                                                         YEAR ENDED SEPTEMBER 30,
                                          1994    1993     1992(a)     1991     1990     1989     1988     1987     1986     1985
                                         ----------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year       $ 6.45     5.25     5.35      3.79     4.71     3.66     6.69     5.80     4.93     4.59
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             (.01)    (.02)    (.02)      .02      .05      .10      .05      .09      .10      .11
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments                           (.27)    1.71      .40      1.89     (.86)    1.00    (1.45)    1.82     1.01      .33
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations           (.28)    1.69      .38      1.91     (.81)    1.10    (1.40)    1.91     1.11      .44
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income     --      --      .01       .06      .11      .05      .13       --      .11      .10
---------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain on
  investments                               .36      .49      .47       .29       --       --     1.50     1.02      .13       --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                             .36      .49      .48       .35      .11      .05     1.63     1.02      .24      .10
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year             $ 5.81     6.45     5.25      5.35     3.79     4.71     3.66     6.69     5.80     4.93
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%):                         (4.31)   34.11     7.02     55.16   (17.52)   30.58   (17.34)   39.40    23.71     9.85
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses                                   1.34     1.03     1.28      1.25      .86      .64      .72      .53      .48      .46
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)               (.76)    (.43)    (.43)      .27     1.22     2.55     1.42     1.62     1.83     2.29
---------------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS B          CLASS C
                                                                                            -------------    -------------
                                                                                               MAY 31,          MAY 31,
                                                                                               1994 TO          1994 TO
                                                                                            SEPTEMBER 30,    SEPTEMBER 30,
                                                                                                1994             1994
                                                                                            -------------    -------------
CLASS B AND C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                                             $5.65             5.65
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                                                    (.02)            (.03)
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                           .15              .15
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                   .13              .12
--------------------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain on investments                                             --               --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                   $5.78             5.77
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%):                                                                                 2.30             2.12
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses                                                                                          2.29             2.10
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                     (1.38)           (1.21)
--------------------------------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED SEPTEMBER 30,
                                          1994     1993       1992     1991     1990     1989     1988     1987     1986     1985
                                        -----------------------------------------------------------------------------------------
ALL CLASSES
SUPPLEMENTAL DATA:
Net assets at end of year
  (in thousands)                        $631,607  510,060  329,116  289,345  179,092  286,411  284,426  353,111  273,736  190,896
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   58       82       73      126      107      100       90      115      113       60
---------------------------------------------------------------------------------------------------------------------------------

                                TECHNOLOGY FUND

                                                                                   YEAR ENDED OCTOBER 31,
                                                           1994   1993(a)  1992   1991   1990   1989   1988   1987   1986   1985
                                                          -----------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                        $10.68    9.95   12.42   9.37  10.19   9.39  11.76  13.82  11.45  11.77
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                                 --    (.01)    .01    .13    .22    .26    .18    .19    .20    .20
---------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)
 on investments                                             1.49    2.03     .04   3.35   (.45)  1.28    .07    .56   3.03   1.03
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            1.49    2.02     .05   3.48   (.23)  1.54    .25    .75   3.23   1.23
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
 Distribution from net investment income                      --      --     .03    .20    .29    .23    .12    .13    .21    .26
---------------------------------------------------------------------------------------------------------------------------------
 Distribution from net realized gain on investments          .67    1.29    2.49    .23    .30    .51   2.50   2.68    .65   1.29
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                                              .67    1.29    2.52    .43    .59    .74   2.62   2.81    .86   1.55
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $11.50   10.68    9.95  12.42   9.37  10.19   9.39  11.76  13.82  11.45
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%):                                          14.95   21.76     .32  38.58  (2.51) 18.19   3.84   6.32  29.79  11.73
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses                                                     .89     .81     .82    .81    .71    .69    .69    .63    .60    .60
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                 .05    (.06)    .07   1.24   2.23   2.92   2.26   1.17   1.58   2.10
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                  CLASS B          CLASS C
                                                                                                -----------      -----------
                                                                                                  MAY 31,          MAY 31,
                                                                                                  1994 TO          1994 TO
                                                                                                OCTOBER 31,      OCTOBER 31,
                                                                                                   1994             1994
                                                                                                ----------------------------
CLASS B AND C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                                              $ 9.99             9.99
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                                                      (.05)            (.05)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                            1.51             1.51
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                    1.46             1.46
---------------------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain on investments                                               --               --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                    $11.45            11.45
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%):                                                                                  14.61            14.61
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses                                                                                            1.99             1.83
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                       (1.08)            (.92)
----------------------------------------------------------------------------------------------------------------------------

                                                                         YEAR ENDED OCTOBER 31,
                                          1994     1993     1992     1991     1990     1989     1988     1987     1986     1985
                                        -----------------------------------------------------------------------------------------
ALL CLASSES
SUPPLEMENTAL DATA:
Net assets at end of year
  (in thousands)                        $713,654  612,604  559,279  606,295  472,992  532,760  513,800  566,241  598,722  624,108
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   81       95       95       81       25       39       11       41       37       48
---------------------------------------------------------------------------------------------------------------------------------

                               TOTAL RETURN FUND

                                                                             YEAR ENDED OCTOBER 31,
                                            1994     1993     1992     1991     1990     1989     1988    1987     1986     1985
                                           --------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year         $11.23    10.07    10.07     7.78     8.34     7.34    7.24     8.78     7.28     6.52
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .19      .30      .22      .36      .46      .37     .36      .27      .33      .28
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments                     (1.01)    1.54      .37     2.42     (.64)    1.04     .23     (.55)    1.77      .87
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             (.82)    1.84      .59     2.78     (.18)    1.41     .59     (.28)    2.10     1.15
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                      .23      .24      .29      .49      .38      .41     .29      .28      .21      .31
---------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain on
  investments                                1.04      .44      .30       --       --       --     .20      .98      .39      .08
---------------------------------------------------------------------------------------------------------------------------------
  Distribution in excess of net realized
  gain on investments                         .04       --       --       --       --       --      --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                              1.31      .68      .59      .49      .38      .41     .49     1.26      .60      .39
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year               $ 9.10    11.23    10.07    10.07     7.78     8.34    7.34     7.24     8.78     7.28
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%):                           (7.92)   19.08     6.09    37.20    (2.31)   20.00    8.75    (4.18)   30.57    18.24
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses                                     1.13     1.02     1.06     1.03      .87      .79     .78      .72      .72      .76
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        2.34     2.94     2.23     3.96     5.87     4.76    5.10     3.05     4.02     4.02
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                  CLASS B          CLASS C
                                                                                                -----------      -----------
                                                                                                  MAY 31,          MAY 31,
                                                                                                  1994 TO          1994 TO
                                                                                                OCTOBER 31,      OCTOBER 31,
                                                                                                   1994             1994
                                                                                                ----------------------------
CLASS B AND C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                                              $ 9.24             9.24
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                                              .06              .06
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                            (.16)            (.16)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                    (.10)            (.10)
---------------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                                                         .05              .05
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                    $ 9.09             9.09
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%):                                                                                  (1.06)           (1.05)
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses                                                                                            2.03             2.00
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                               1.57             1.60
----------------------------------------------------------------------------------------------------------------------------

                                                                           YEAR ENDED OCTOBER 31,
                                   1994       1993       1992      1991     1990     1989     1988      1987      1986     1985
                                -------------------------------------------------------------------------------------------------
ALL CLASSES
SUPPLEMENTAL DATA:
Net assets at end of year
  (in thousands)                $2,864,322  1,509,687  1,212,896  998,465  781,417  937,804  976,972  1,077,369  677,618  350,616
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)            121        180        150      157      157      130      187        171      172      176
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

Notes:
(a) Per share data were determined based on average shares outstanding.

Ratios have been determined on an annualized basis. Total return is not annualized and does not reflect the effect of any sales charges. The Funds are organized as separate Massachusetts business trusts. As discussed under "Investment Manager and Underwriter," effective May 31, 1994, the investment management fee for some Funds changed, resulting in a higher fee for the Growth Fund, the Technology Fund and the Total Return Fund and a lower fee for the Blue Chip Fund. The fee schedule for the Small Cap Fund is unchanged, except that the performance adjustment is based upon the performance of the Fund's Class A shares.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The following information sets forth each Fund's investment objective and policies. Each Fund's returns and net asset value will fluctuate and there is no assurance that any Fund will meet its objective.

BLUE CHIP FUND. The Blue Chip Fund seeks growth of capital and of income. In seeking to achieve its objective, the Fund will invest primarily in common stocks of well capitalized, established companies that the Fund's investment manager believes to have the potential for growth of capital, earnings and dividends. Under normal market conditions, the Fund will, as a fundamental policy, invest at least 65%, and may invest up to 100%, of its total assets in the common stocks of companies with a market capitalization of at least $1 billion at the time of investment.

In pursuing its objective, the Fund will emphasize investments in common stocks of large, well known, high quality companies. Companies of this general type are often referred to as "Blue Chip" companies. "Blue Chip" companies are generally identified by their substantial capitalization, established history of earnings and dividends, easy access to credit, good industry position and superior management structure. "Blue Chip" companies are believed to generally exhibit less investment risk and less price volatility than companies lacking these high quality characteristics, such as smaller, less seasoned companies. In addition, the large market of publicly held shares for such companies and the generally high trading volume in those shares results in a relatively high degree of liquidity for such investments. The characteristics of high quality and high liquidity of "Blue Chip" investments should make the market for such stocks attractive to investors both within and outside the United States. The Fund will generally attempt to avoid speculative securities or those with significant speculative characteristics.

Examples of "Blue Chip" companies currently eligible for investment by the Fund include, but are not limited to, companies such as Pfizer Inc., Merck & Co., Inc., Hewlett-Packard Company, AT&T Company, General Reinsurance, J.P. Morgan & Co., Union Pacific Corporation and PepsiCo. Inc. While the Fund's portfolio will not be limited to the examples noted and need not contain any specific security, companies of this general quality comprise a relatively small, select group. In general, the Fund will seek to invest in those established, high quality companies whose industries are experiencing favorable secular or cyclical change. Thus, the Fund in seeking its objective will endeavor to select its investments from among high quality companies operating in the more attractive industries.

As indicated above, the Fund's investment portfolio will normally consist primarily of common stocks. The Fund may invest to a more limited extent in preferred stocks, debt securities and securities convertible into or exchangeable for common stocks, including warrants and rights, when they are believed to offer opportunities for growth of capital and of income. The Fund may also purchase options, engage in financial futures transactions, purchase foreign securities, engage in related foreign currency transactions and lend its portfolio securities. See "Special Risk Factors--Foreign Securities" and "Additional Investment Information" below. The Fund may engage in short sales against-the-box, although it is the Fund's current intention that no more than 5% of its net assets will be at risk. When, as a result of market conditions affecting "Blue Chip" companies, a defensive position is deemed advisable to help preserve capital, the Fund may temporarily invest without limit in high-grade debt securities, securities of the U.S. Government and its agencies, and high quality money market instruments, including repurchase agreements, or retain cash.

The Fund does not generally make investments for short-term profits, but it is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

There are risks inherent in the investment in any security, including shares of the Fund. The investment manager attempts to reduce risk through diversification of the Fund's portfolio and fundamental research; however, there is no guarantee that such efforts will be successful. The investment manager believes that there are opportunities for growth of capital and growth of dividends from investments in "Blue Chip" companies over time. The Fund's shares are intended for long-term investment.

GROWTH FUND. The Growth Fund seeks growth of capital through professional management and diversification of investments in securities it believes to have potential for capital appreciation. In seeking to obtain capital appreciation, the Fund may trade to some degree in securities for the short-term. To this extent, the Fund will be engaged in trading operations based on short-term market considerations as distinct from long-term investment based upon fundamental valuation of securities. However, the Fund will emphasize fundamental research in attempting to identify under-valued situations which it is hoped will appreciate over the longer term. The Fund's investment policy may involve a somewhat greater risk than is inherent in the ordinary investment security. Since any income received from such securities will be entirely incidental, an investor should not consider a purchase of Fund shares as equivalent to a complete investment program.

In seeking to achieve its objective, it will be the Fund's policy to invest primarily in securities which it believes offer the potential for increasing the Fund's total asset value. While it is anticipated that most investments will be in common stocks of companies with above-average growth prospects, investments may also be made to a limited degree in other common stocks and in convertible securities (including warrants), such as bonds and preferred stocks. The Fund may also purchase options, engage in financial futures transactions, purchase foreign securities, engage in related foreign currency transactions and lend its portfolio securities. See "Special Risk Factors--Foreign Securities" and "Additional Investment Information" below. There may also be times when a significant portion of the Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements, depending upon the investment manager's analysis of business and economic conditions and the outlook for security prices.

Some of the factors the Fund's management will consider in making its investments are patterns of increasing growth in sales and earnings, the development of new or improved products or services, favorable outlooks for growth in the industry, the probability of increased operating efficiencies, emphasis on research and development, cyclical conditions, or other signs that a company is expected to show greater than average capital appreciation and earnings growth.

SMALL CAP FUND. The Small Cap Fund seeks maximum appreciation of investors' capital. Current income will not be a significant factor. The Fund is designed primarily for investors with substantial resources and the investment experience to consider their shares as a long-term investment involving financial risk commensurate with potential substantial gains.

The Fund seeks attractive areas for investment opportunity arising from such factors as technological advances, new marketing methods, and changes in the economy and population. Currently, the investment manager believes that such investment opportunities may be found among the following: (a) companies engaged in high technology fields such as electronics, medical technology, computer software and specialty retailing; (b) companies having a significantly improved earnings outlook as the result of a changed economic environment, acquisitions, mergers, new management, changed corporate strategy or product innovation; (c) companies supplying new or rapidly growing services to consumers and businesses in such fields as automation, data processing, communications, marketing and finance; and (d) companies having innovative concepts or ideas.

As a non-fundamental policy, at least 65% of the Fund's total assets normally will be invested in the equity securities of smaller companies, i.e., those having a market capitalization of $1 billion or less at the time of investment, many of which would be in the early stages of their life cycle. The investment manager currently believes that investment in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also involves certain special risks. Smaller companies often have limited product lines, markets, or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the market averages in general.

The Fund's investment portfolio will normally consist primarily of common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Fund may also invest to a limited degree in preferred stocks and debt securities when they are believed by the investment manager to offer opportunities for capital growth. The Fund may also purchase options, engage in financial futures transactions, purchase foreign securities, engage in related foreign currency transactions and lend its portfolio securities. See "Special Risk Factors--Foreign Securities" and "Additional Investment Information" below. When a defensive position is deemed advisable, it may, without limit, invest in high-grade senior securities and securities of the U.S. Government and its instrumentalities or retain cash or cash equivalents, including repurchase agreements.

In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. The Fund does not intend to engage actively in trading for short-term profits, although it may occasionally make investments for short-term capital appreciation when such action is believed to be desirable and consistent with sound investment procedure. Generally, the Fund will make long-term rather than short-term investments. Nevertheless, it may dispose of such investments at any time it may be deemed advisable because of a subsequent change in the circumstances of a particular company or industry or in general market or economic conditions. For example, a security initially purchased for long-term growth potential may be sold at any time when it is determined that future growth may not be at an acceptable rate or that there is a risk of substantial decline in market price. The rate of portfolio turnover is not a limiting factor when changes in investments are deemed appropriate. In addition, market conditions, cash requirements for redemption and repurchase of Fund shares or other factors could affect the portfolio turnover rate.

Since many of the securities in the Fund's portfolio may be considered speculative in nature by traditional investment standards, substantially greater than average market volatility and investment risk may be involved. There can be no assurance that the Fund's shareholders will be protected from the risk of loss inherent in security ownership.

TECHNOLOGY FUND. The Technology Fund seeks growth of capital. In seeking to achieve its objective, the Fund will invest primarily in securities of companies which the investment manager expects to benefit from technological advances and improvements ("technology companies") with an emphasis on the securities of companies that the investment manager believes have potential for long-term capital growth. Receipt of income from such securities will be entirely incidental. Technology companies include those whose processes, products or services, in the judgment of the investment manager, are or may be expected to be significantly benefited by scientific developments and the application of technical advances in industry, manufacturing and commerce resulting from improving technology in such fields as, for example, aerospace, chemistry, electronics, genetic engineering, geology, information sciences (including computers and computer software), metallurgy, medicine (including pharmacology, biotechnology and biophysics) and oceanography. This investment policy permits the investment manager to seek stocks having superior growth potential in virtually any industry in which they may be found. The above objective and policies may not be changed without shareholder approval.

The investment manager currently believes that investments in smaller emerging growth technology companies may offer greater opportunities for growth of capital than investments in larger, more established technology companies. However, such investments also involve certain special risks. Smaller companies often have limited product lines, markets, or financial resources; and they may be dependent upon one or a few persons for management. The securities of such companies generally are subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Thus, investment by the Fund in smaller emerging growth technology companies may expose investors to greater than average financial and market risk. There is no assurance that the Fund's objective will be achieved.

The Fund's investment portfolio will normally consist primarily of common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Fund may also invest to a limited degree in preferred stocks and debt securities when they are believed to offer opportunities for capital growth. The Fund may also purchase and write options, engage in financial futures transactions, purchase foreign securities, engage in related foreign currency transactions and lend its portfolio securities. See "Special Risk Factors--Foreign

Securities" and "Additional Investment Information" below. When a defensive position is deemed advisable, the Fund may, without limit, invest in high-grade senior securities and securities of the U.S. Government and its instrumentalities or retain cash or cash equivalents, such as high quality money market instruments, including repurchase agreements. The Fund's shares are intended for long-term investment.

The Fund may invest up to 10% of its total assets in entities, such as limited partnerships or trusts, that invest primarily in the securities of technology companies. The investment manager believes that the flexibility to make limited indirect investment in technology companies through entities such as limited partnerships and trusts will provide the Fund with increased opportunities for growth of capital. However, there is no assurance that such investments will be profitable. Entities that invest in the securities of technology companies normally have management fees and other costs that are in addition to those of the Fund. Such fees and costs will reduce any returns directly attributable to the underlying technology companies. The effect of these fees will be considered by the investment manager in connection with any decision to invest in such entities. Securities issued by these entities are normally privately placed, restricted and illiquid.

The Fund purchases securities for long-term investment, but it is the investment manager's belief that a sound investment program must be flexible in order to meet changing conditions, and changes in holdings will be made whenever deemed advisable.

TOTAL RETURN FUND. The Total Return Fund seeks the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund will emphasize liberal current income in seeking its objective. The Fund's investments will normally consist of domestic and foreign fixed income and equity securities. Fixed income securities will include bonds and other debt securities (such as U.S. and foreign Government securities and investment grade and high yield corporate obligations) and preferred stocks, some of which may have a call on common stocks through attached warrants or a conversion privilege. The percentage of assets invested in specific categories of fixed income and equity securities will vary from time to time depending upon the judgment of management as to general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. The Fund may also purchase options, engage in financial futures transactions, engage in foreign currency transactions and lend its portfolio securities. See "Special Risk Factors--Foreign Securities" and "Additional Investment Information" below.

As noted above, the Fund may invest in high yield fixed income securities which are in the lower rating categories and those which are unrated. Thus, the Fund could invest in some instruments considered by the rating services to have predominantly speculative characteristics. Investments in lower rated or non-rated securities, while generally providing greater income and opportunity for gain than investments in higher rated securities, entail greater risk of loss of income and principal. Currently, it is anticipated that the Fund would invest less than 35% of its total assets in high yield bonds. For a discussion of lower rated and non-rated securities and related risks, see "Special Risk Factors--High Yield (High Risk) Bonds" below.

The Fund does not make investments for short-term profits, but it is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

VALUE+GROWTH FUND. The Value+Growth Fund seeks growth of capital through professional management of a portfolio of growth and value stocks. These stocks include stocks of large established companies, as well as stocks of small companies. A secondary objective is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks.

Growth stocks are stocks of companies whose earnings per share are expected by the investment manager to grow faster than the market average. Growth stocks tend to trade at higher price to earnings (P/E) ratios than the general market, but the investment manager believes that the potential of such stocks for above average earnings more than justifies their price. Value stocks are considered "bargain stocks" because they are perceived as undervalued, i.e., attractively priced in relation to their earnings potential (low P/E ratios). Value stocks typically have dividend yields higher than the average of the companies represented in the Standard & Poor's 500 Stock Index.

The allocation between growth and value stocks in the Fund's portfolio will be made by the investment manager's Quantitative Research Department with the help of a proprietary model that evaluates macro-economic factors such as the strength of the economy, interest rates and special factors concerning growth and value stocks. Historically, the performance of growth and value stocks has tended to be counter-cyclical, i.e., when one was in favor, the other was out of favor relative to the equity market in general. Through the allocation process, the investment manager will seek to weight the portfolio more heavily in the type of stocks that are believed to present greater return opportunities at the time. The neutral allocation between growth and value stocks would be 50%/50%. Although allocations in favor of growth or value normally would not be expected to exceed 60%, the allocation to growth or value may be up to 75% at any time. Allocation decisions are normally based upon long-term considerations and changes would normally be expected to be gradual. There is no assurance that the allocation process will improve investment results.

KFS manages the growth portion of the Fund. In managing the growth portion of the portfolio, KFS emphasizes stock selection and fundamental research in seeking to enhance long-term performance potential. KFS considers a number of quantitative and qualitative factors in considering whether to invest in a stock including high return on equity and earnings growth rate, low level of debt, strong balance sheet, good management and industry leadership. DVA manages the value portion of the Fund. DVA seeks stocks it believes to be undervalued. The principal factor considered is P/E ratios. Typically stocks of both types will have a market capitalization in excess of $1 billion. In selecting among stocks with low P/E ratios, DVA considers other factors such as financial strength, book to market value, earnings and dividend growth rates, return on equity and earnings estimates.

Although it is anticipated that the Fund will invest primarily in common stocks of domestic companies, the Fund may also purchase convertible securities, such as bonds and preferred stocks (including warrants and rights). The Fund may also purchase options, engage in financial futures transactions, purchase foreign securities, engage in related foreign currency transactions and lend its portfolio securities. See "Special Risk Factors--Foreign Securities" and "Additional Investment Information" below. From time to time, a significant portion of the Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements.

The Fund does not generally make investments for short-term profits, but it is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

SPECIAL RISK FACTORS--FOREIGN SECURITIES. The Funds invest primarily in securities that are publicly traded in the United States; but, they have discretion to invest a portion of their assets in foreign securities that are traded principally in securities markets outside the United States. The Funds currently limit investment in foreign securities not publicly traded in the United States to 25% of their total assets. The Funds may also invest without limit in U.S. Dollar denominated American Depository Receipts ("ADRs"), which are bought and sold in the United States and are not subject to the preceding limitation. In connection with their foreign securities investments, the Funds may, to a limited extent, engage in foreign currency exchange, options and futures transactions as a hedge and not for speculation. Additional information concerning foreign securities and related techniques is contained under "Additional Investment Information" below and "Investment Policies and Techniques" in the Statement of Additional Information.

Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries.

EMERGING MARKETS. While each Fund's investments in foreign securities will principally be in developed countries, a Fund may make investments in developing or "emerging" countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.

Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose the Fund to the risk of losses resulting from a Fund's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available. A Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of a Fund. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

FIXED INCOME. Since most foreign fixed income securities are not rated, a Fund (principally the Total Return Fund) will invest in foreign fixed income securities based on the investment manager's analysis without relying on published ratings. Since such investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of a Fund's goals may depend more upon the abilities of the investment manager than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund's investments in foreign fixed income securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Many of the foreign fixed income obligations in which a Fund will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to other debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Fund may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund. A significant portion of the sovereign debt in which a Fund may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

PRIVATIZED ENTERPRISES. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises include privately negotiated investments in a government- or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatization will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

DEPOSITORY RECEIPTS. For many foreign securities, there are U.S. Dollar denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. The Funds may also invest in European Depository Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

SPECIAL RISK FACTORS--HIGH YIELD (HIGH RISK) BONDS. As stated above, the Total Return Fund may invest a portion of its assets in fixed income securities that are in the lower rating categories (below the fourth category) of recognized rating agencies or are non-rated. These lower rated and non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Lower rated and non-rated securities, which are commonly referred to as "junk bonds," have widely varying characteristics and quality. The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also are more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based upon fundamental analysis, may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect the Fund's net asset value. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer. The Fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing these assets. Additional information concerning high yield securities appears under "Investment Policies and Techniques--Other Considerations--High Yield (High
Risk) Bonds" and "Appendix--Ratings of Fixed Income Investments" in the Statement of Additional Information.

ADDITIONAL INVESTMENT INFORMATION. The portfolio turnover rates for the Funds (other than the Value+Growth Fund) are listed under "Financial Highlights." It is anticipated that, under normal circumstances, the portfolio turnover rate for the Value+Growth Fund will not exceed 100%. Certain Funds may experience high turnover rates (over 100%). Higher portfolio turnover involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains. In order to continue to qualify as a regulated investment company for federal income tax purposes, less than 30% of the annual gross income of a Fund must be derived from the sale or other disposition of securities and certain other investments held by a Fund for less than three months. See "Dividends and Taxes" in the Statement of Additional Information.

The Blue Chip Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and not for leverage purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities or other assets. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes. The Fund may pledge up to 15% of its total assets to secure any such borrowings. The Growth, Small Cap, Technology, Total Return and Value+Growth Funds each may not borrow money except for temporary or emergency purposes (but not for the purchase of investments) and then only in an amount not to exceed 5% of its net assets. These Funds may not pledge their assets in an amount exceeding the amount of the borrowings secured by such pledge.

A Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities. See "Investment Policies and Techniques--Over-the-Counter Options" in the Statement of Additional Information for a description of the extent to which over-the-counter traded options are in effect considered as illiquid for purposes of the limit on illiquid securities for the Funds.

Each Fund has adopted certain fundamental investment restrictions which are presented in the Statement of Additional Information and which, together with the investment objective and policies of a Fund (other than policies that are not fundamental), cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of a Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of a Fund. Policies of the Blue Chip and Value+Growth Funds that are neither designated as fundamental nor incorporated into any of the fundamental investment restrictions referred to above are not fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval.

OPTIONS AND FINANCIAL FUTURES TRANSACTIONS. The Funds may each deal in options on securities, securities indexes and foreign currencies, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Technology Fund may write (sell) covered call and secured put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options. The Blue Chip, Growth, Small Cap, Total Return and Value+Growth Funds may each invest up to 5% of net assets in put and call options on securities, securities indices and foreign currencies. A Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Fund and futures contracts subject to outstanding options written by the Fund would exceed 50% of the total assets of the Fund.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security or other asset at the exercise price during the option period. The writer of a covered call owns securities or other assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible securities or other assets to the extent that it is obligated as a writer. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying security or other asset over the exercise price plus the premium received. In writing puts, there is a risk that a Fund may be required to take delivery of the underlying security or other asset at a disadvantageous price.

Over-the-counter traded options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience material losses. However, in writing options (for the Technology Fund) the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities or other assets, and a wider range of expiration dates and exercise prices, than for exchange traded options.

Each Fund may engage in financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A Fund will "cover" futures contracts sold by the Fund and maintain in a segregated account certain liquid assets in connection with futures contracts purchased by the Fund as described under "Investment Policies and Techniques" in the Statement of Additional Information. In connection with their foreign securities investments, the Funds may also engage in foreign currency financial futures transactions.

The Funds may engage in financial futures transactions and may use index options as an attempt to hedge against market risks. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of a securities index. Conversely, where the near-term view is bullish, but the Fund is believed to be well positioned for the longer term with a high cash position, the Fund can hedge against market increases by entering into futures contracts to buy securities or the cash value of a securities index. In either case, the use of futures contracts would tend to reduce portfolio turnover and facilitate the Fund's pursuit of its investment objective.

Futures contracts entail risks. If the investment manager's judgment about the general direction of interest rates, markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into. There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager still may not result in a successful hedging transaction. If any of these events should occur, a Fund could lose money on the financial futures contracts and also on the value of its portfolio assets. The costs incurred in connection with futures transactions could reduce a Fund's return.

Index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case a Fund would lose the premium paid therefor.

A Fund may engage in futures transactions only on commodities exchanges or boards of trade. A Fund will not engage in transactions in index options, financial futures contracts or related options for speculation, but only as an attempt to hedge against changes in interest rates or market conditions affecting the values of securities which the Fund owns or intends to purchase.

FOREIGN CURRENCY TRANSACTIONS. The Funds may invest a portion of their assets in securities denominated in foreign currencies. The Funds may engage in foreign currency transactions in connection with their investments in foreign securities but will not speculate in foreign currency exchange.

The value of the foreign securities investments of a Fund measured in U.S. Dollars (including ADRs) may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. Dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. Dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. Dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

When the investment manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

A Fund will not speculate in foreign currency exchange. A Fund will not enter into such forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Funds do not intend to enter into such forward contracts if they would have more than 15% of the value of their total assets committed to forward contracts for the purchase of a foreign currency. A Fund segregates cash or liquid high-grade securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. A Fund generally does not enter into a forward contract with a term longer than one year.

DERIVATIVES. In addition to options, financial futures and foreign currency transactions, consistent with its objective, each Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a currency ("derivatives"). Derivatives are most often used to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment). The types of derivatives used by each Fund and the techniques employed by the investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.


RISK CONSIDERATIONS. The Statement of Additional Information contains further information about the characteristics, risks and possible benefits of options, futures, foreign currency and other derivative transactions. See "Investment Policies and Techniques" in the Statement of Additional Information. The principal risks are: (a) possible imperfect correlation between movements in the prices of options, currencies, futures contracts or other derivatives and movements in the prices of the securities or currencies hedged, used for cover or that the derivative intended to replicate; (b) lack of assurance that a liquid secondary market will exist for any particular option, futures, foreign currency or other derivatives contract at any particular time; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the investment manager; (e) the possible need to defer closing out certain options, futures or other derivatives contracts in order to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code; and (f) the possible non-performance of the counter-party to the derivative contract.


LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Funds may lend securities (principally to broker-dealers) without limit where such loans are callable at any time and are continuously secured by segregated collateral (cash or U.S. Government securities) equal to no less than the market value, determined daily, of the securities loaned. The Funds will receive amounts equal to dividends or interest on the securities loaned. The Funds will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term money market instruments. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the investment manager to be of good standing, and when the investment manager believes the potential earnings justify the attendant risk. Management will limit such lending to not more than one-third of the value of a Fund's total assets.

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Kemper Financial Services, Inc. ("KFS"), 120 South LaSalle Street, Chicago, Illinois 60603, is the investment manager of each Fund and provides each Fund with continuous professional investment supervision. Dreman Value Advisors, Inc. ("DVA") is the sub-adviser for the Value+Growth Fund. See "Value+Growth Fund" below for information about DVA. KFS is one of the largest investment managers in the country and has been engaged in the management of investment funds for more than forty-five years. KFS and its affiliates provide investment advice and manage investment portfolios for the Kemper Funds, the Kemper insurance companies, Kemper Corporation and other corporate, pension, profit-sharing and individual accounts representing approximately $60 billion under management. KFS acts as investment manager for 26 open-end and seven closed-end investment companies, with 64 separate investment portfolios, representing more than 3 million shareholder accounts. KFS is a wholly-owned subsidiary of Kemper Financial Companies, Inc., which is a financial services holding company that is more than 99% owned by Kemper Corporation, a diversified insurance and financial services holding company.

Kemper Corporation has entered into a definitive agreement with an investor group led by Zurich Insurance Company ("Zurich") pursuant to which Kemper Corporation would be acquired by the investor group in a merger transaction. As part of the transaction, Zurich or an affiliate would purchase KFS. The Kemper Corporation and Zurich boards have approved the transaction. In addition, because the transaction would constitute an assignment of the Funds' investment management agreements with KFS and, potentially, Rule 12b-1 agreements under the Investment Company Act of 1940, and therefore a termination of such agreements, KFS has received approval of new agreements from the Funds' boards and shareholders. Consummation of the transaction is subject to remaining contingencies, including approval by the stockholders of Kemper Corporation and state insurance department regulatory approvals. The investor group has informed Kemper that it expects the transaction to close early in 1996.

Responsibility for overall management of each Fund rests with its Board of Trustees and officers. Professional investment supervision is provided by KFS. The investment management agreements provide that KFS shall act as each Fund's investment adviser, manage its investments and provide it with various services and facilities. KFS will from time to time use the services of Kemper Investment Management Company Limited, 1 Fleet Place, London EC4M 7RQ, a wholly-owned subsidiary of KFS, with respect to foreign securities investments of the Funds including analysis, research, execution and trading services.

Tracy McCormick Chester has been the portfolio manager of the Blue Chip Fund since September, 1994 when she joined KFS. She is a vice president of the Blue Chip Fund and senior vice president of KFS. Prior to coming to KFS, she was a senior vice president and portfolio manager of an investment management company; and prior thereto, she managed private accounts. She received a B.A. and an M.B.A. in Finance from Michigan State University, East Lansing, Michigan.


Steven H. Reynolds and the KFS Equity Investment Committee have managed the Growth Fund since September, 1995. Mr. Reynolds joined KFS in September, 1995 as an executive vice president and chief investment officer -- equities. Immediately prior to joining KFS, he was a senior vice president and equity portfolio manager of an investment manager; and prior thereto, he was a senior vice president, managing director and head of active equities at a national bank. Mr. Reynolds received a bachelor's degree from Johns Hopkins University, Baltimore, Maryland, and an M.B.A. in finance from the University of Virginia, Charlottesville, Virginia.


Karen A. Hussey has been the portfolio manager of the Small Cap Fund since September, 1994 when she joined KFS. She is a vice president of the Small Cap Fund and senior vice president of KFS. Prior to joining KFS, she was a portfolio manager for a national bank. She received a B.S. from Southwest Missouri State, Springfield, Missouri and did graduate work towards an M.B.A. at St. Louis University. Ms. Hussey is a Chartered Financial Analyst.

Frank D. Korth and Richard A. Goers are the co-portfolio managers of the Technology Fund. Mr. Korth has served as co-portfolio manager since January 1994. Mr. Korth joined KFS in March 1990 and is currently a senior vice president of KFS and a vice president of the Fund. Prior to coming to KFS, Mr. Korth was president and portfolio manager of a mutual fund investing primarily in equity securities. He received a B.A. in Math from Mankato State University, Mankato, Minnesota and an M.B.A. in Finance from Bernard Baruch College, New York, New York. Mr. Korth is a Chartered Financial Analyst. Mr. Goers has served as a portfolio manager since 1991. Mr. Goers joined KFS in January 1971 and is currently a senior vice president of KFS and a vice president of the Fund. Mr. Goers received a B.S. in Industrial Business Administration from Iowa State University, Ames, Iowa and an M.B.A. in Finance from Northwestern University, Chicago, Illinois. Mr. Goers is a Chartered Financial Analyst.

Gary A. Langbaum has been the portfolio manager of the Total Return Fund since February 1995. He is assisted by investment personnel who specialize in certain areas. Mr. Langbaum joined KFS in 1988 and is currently an executive vice president of KFS. He received a B.A. in Finance from the University of Maryland, College Park, Maryland.


Daniel J. Bukowski has been a portfolio co-manager of the Value+Growth Fund since it commenced operations in October, 1995. Mr. Bukowski joined KFS in 1989 and is a senior vice president and Director of Quantitative Research of KFS and a vice president of the Value+Growth Fund. Mr. Bukowski received a B.A. in Statistics and an

M.B.A. in Finance from the University of Chicago, Chicago, Illinois. Steven H. Reynolds has been a portfolio co-manager of the Value+Growth Fund since its inception. See above for biographical information about Mr. Reynolds. David N. Dreman is also a portfolio co-manager of the Value+Growth Fund. See "Value+Growth Fund" below for more information on management of that Fund and Mr. Dreman.


KFS has an Equity Investment Committee that determines overall investment strategy for equity portfolios managed by KFS. The Equity Investment Committee is currently comprised of the following members: Daniel J. Bukowski, Tracy McCormick Chester, James H. Coxon, Richard A. Goers, Karen A. Hussey, Frank D. Korth, Gary A. Langbaum, Maura J. Murrihy, Thomas M. Regner, Steven H. Reynolds and Stephen B. Timbers. The portfolio managers work together as a team with the Equity Investment Committee and various equity analysts and equity traders to manage each Fund's investments. Equity analysts--through research, analysis and evaluation--work to develop investment ideas appropriate for the Fund. These ideas are studied and debated by the Equity Investment Committee and, if approved, are added to a list of eligible investments. The portfolio managers use the list of eligible investments to help them structure the Fund's portfolio in a manner consistent with the Fund's objective. The KFS International Equity Investments area, directed by Dennis H. Ferro, and the KFS International Fixed Income Investments area, directed by Gordon K. Johns, provide research and analysis regarding foreign investments to the portfolio managers. After investment decisions are made, equity traders execute the portfolio manager's instructions through various broker-dealer firms.

The Funds (other than the Small Cap Fund) pay KFS investment management fees, payable monthly, at the annual rates shown below. Before May 31, 1994, each Fund (other than the Small Cap Fund and Value+Growth Fund) paid KFS an investment management fee under different schedules that are described in the Statement of Additional Information. The Small Cap Fund pays a base annual management fee, payable monthly, at the rate of .65 of 1% of the average daily net assets of the Fund. This base fee is subject to upward or downward adjustment between .35 and
 .95 of 1% on the basis of the investment performance of the Class A shares of the Fund compared with the performance of the Standard & Poor's 500 Stock Index as described in the Statement of Additional Information.

                                                                           BLUE CHIP,
                                                                            GROWTH,
                                                                           TECHNOLOGY
                                                                           AND TOTAL          VALUE+
                      AVERAGE DAILY NET ASSETS                            RETURN FUNDS      GROWTH FUND
---------------------------------------------------------------------   ----------------    -----------
$0 - $250 million....................................................          .58%             .72%
$250 million - $1 billion............................................          .55              .69
$1 billion - $2.5 billion............................................          .53              .66
$2.5 billion - $5 billion............................................          .51              .64
$5 billion - $7.5 billion............................................          .48              .60
$7.5 billion - $10 billion...........................................          .46              .58
$10 billion - $12.5 billion..........................................          .44              .56
Over $12.5 billion...................................................          .42              .54

KFS has agreed to temporarily reduce its investment management fee and reimburse or pay operating expenses of the Value+Growth Fund to the extent necessary to limit the Fund's operating expenses to the levels described under "Summary of Expenses." For this purpose "operating expenses" do not include taxes, interest, extraordinary expenses, brokerage commissions or transaction costs. KFS can terminate this arrangement at any time upon notice to the Fund.

VALUE+GROWTH FUND. As mentioned above, DVA is the sub-adviser for the Value+Growth Fund. Under the terms of the Sub-Advisory Agreement, DVA will manage the value portion of the Fund and will provide such other investment advice, research and assistance as KFS may, from time to time, reasonably request. DVA, which was formed in October, 1994, has served as investment manager for Kemper-Dreman Fund, Inc. ("KDF") and certain institutional accounts since August, 1995 when it acquired substantially all the assets of Dreman Value Management,

L.P., the former adviser for KDF. DVA is a wholly-owned subsidiary of KFS and is located at 10 Exchange Place, Suite 2050, Jersey City, New Jersey 07302. KFS pays DVA for its services a sub-advisory fee, payable monthly at the annual rate of .25% of average daily net assets of the Fund. David N. Dreman has been a portfolio co-manager of the Fund and primarily responsible for management of the value portion of the Value+Growth Fund since its inception in 1995. Mr. Dreman is the Chairman and a Director of DVA and a vice president of the Fund. Mr. Dreman is a pioneer of the philosophy of contrarian investing (buying what is out of favor) and a leading proponent of the low P/E investment style. He is a columnist for Forbes and the author of several books on the value style of investing. Mr. Dreman received a Bachelor of Finance in Commerce from the University of Manitoba, Winnipeg, Manitoba, Canada.

PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement") with each Fund, Kemper Distributors, Inc. ("KDI"), an affiliate of KFS, is the principal underwriter and distributor of each Fund's shares and acts as agent of each Fund in the sale of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. KDI provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. KDI bears the cost of qualifying and maintaining the qualification of Fund shares for sale under the securities laws of the various states and each Fund bears the expense of registering its shares with the Securities and Exchange Commission. KDI may enter into related selling group agreements with various broker-dealers, including affiliates of KDI, that provide distribution services to investors. KDI also may provide some of the distribution services. Before February 1, 1995, KFS was the principal underwriter and distributor.

Class A Shares. KDI receives no compensation from the Funds as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares.

Class B Shares. For its services under the distribution agreement, KDI receives a fee from each Fund, payable monthly, at the annual rate of .75 of 1% of average daily net assets of each Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

Class C Shares. For its services under the distribution agreement, KDI receives a fee from each Fund, payable monthly, at the annual rate of .75 of 1% of average daily net assets of each Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75 of 1% of net assets attributable to Class C shares maintained and serviced by the firm. A firm becomes eligible for the distribution fee based upon assets in accounts in the month of purchase and the fee continues until terminated by KDI or a Fund.

Rule 12b-1 Plan. Since each distribution agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by KDI to pay for distribution services for those classes, that agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The table below shows amounts paid in connection with each Fund's Rule 12b-1 Plan during its 1994 fiscal year (except the Value+Growth Fund which commenced operations October 16, 1995).


                                                                      DISTRIBUTION FEES
                                            DISTRIBUTION EXPENSES            PAID            CONTINGENT DEFERRED
                                                 INCURRED BY              BY FUND TO         SALES CHARGES PAID
                                                 UNDERWRITER             UNDERWRITER           TO UNDERWRITER
                                            ---------------------    --------------------    -------------------
                  FUND                       CLASS B      CLASS C     CLASS B     CLASS C          CLASS B
-----------------------------------------   ----------    -------    ---------    -------    -------------------
Blue Chip................................   $   50,000      5,000        4,000        --              2,000
Growth...................................   $2,222,000     23,000    1,794,000     2,000            534,000
Small Cap................................   $  904,000     18,000      390,000     1,000            104,000
Technology...............................   $   47,000      3,000        4,000        --                 --
Total Return.............................   $4,622,000     48,000    3,909,000     3,000          1,158,000

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of a Fund to make payments to KDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse KDI (or KFS as predecessor to KDI) for its expenses incurred.

ADMINISTRATIVE SERVICES. KDI also provides information and administrative services for shareholders of each Fund pursuant to administrative services agreements ("administrative agreements"). KDI may enter into related arrangements with various financial services firms, such as broker-dealer firms or banks ("firms"), that provide services and facilities for their customers or clients who are shareholders of the Funds. Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding each Fund and its special features, and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. KDI bears all its expenses of providing services pursuant to the administrative agreement, including the payment of any service fees. For services under the administrative agreements, each Fund pays KDI a fee, payable monthly, at the annual rate of up to .25 of 1% of average daily net assets of each class of such Fund. KDI then pays each firm a service fee at an annual rate of up to .25 of 1% of net assets of each class of those accounts that it maintains and services for each Fund. Firms to which service fees may be paid include broker-dealers affiliated with KDI. A firm becomes eligible for the service fee based on assets in the accounts in the month following the month of purchase (in the month of purchase for Class C Shares) and the fee continues until terminated by KDI or a Fund. The fees are calculated monthly and paid quarterly. KDI may advance to financial services firms the first year service fee related to Class B shares sold by such firms at a rate of up to .25 of 1% of the purchase price of such shares. As compensation therefor, KDI may retain the administrative services fee paid by a Fund with respect to such shares for the first year after purchase. Financial services firms will become eligible for future service fees with respect to such shares commencing in the thirteenth month following the month of purchase.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreements not paid to firms to compensate itself for administrative functions performed for each Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which there is a firm listed on a Fund's records and it is intended that KDI will pay all the administrative services fee that it receives from each Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which there is a firm of record.

CUSTODIAN AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of each Fund maintained in the United States. The Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of each Fund held outside the United States. IFTC also is the Funds' transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company, an affiliate of KFS, serves as "Shareholder Service Agent" of the Funds and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. For a description of custodian, transfer agent and shareholder service agent fees, see "Investment Manager and Underwriter" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS. KFS places all orders for purchases and sales of a Fund's securities (except that DVA places all orders for the value portion of the Value+Growth Fund). Subject to seeking best execution of orders, KFS or DVA may consider sales of shares of a Fund and other funds managed by KFS and DVA as a factor in selecting broker-dealers. See "Portfolio Transactions" in the Statement of Additional Information.

DIVIDENDS AND TAXES

DIVIDENDS. Each Fund normally distributes dividends of net investment income as follows: annually for the Growth, Small Cap, Technology and Value+Growth Funds; semi-annually for the Blue Chip Fund; and quarterly for the Total Return Fund. Each Fund distributes any net realized short-term and long-term capital gains at least annually. The quarterly distribution to shareholders of the Total Return Fund may include short-term capital gains.

Dividends paid by a Fund as to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of that Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

(2) To receive income and capital gain dividends in cash.

Any dividends of a Fund that are reinvested normally will be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of a Fund invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special Features--Class A Shares--Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing dividends of a Fund in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends and a minimum account value of $1,000 in the Kemper Fund in which dividends are reinvested. The Funds will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable.

TAXES. Each Fund intends to continue to qualify (or for the Value+Growth Fund, intends to qualify) as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or shares. Long-term capital gain dividends received by individual shareholders are taxed at a maximum rate of 28%. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared. A portion of the dividends paid by the Funds may qualify for the dividends received deduction available to corporate shareholders.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.

Each Fund is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over". The 20% withholding requirement does not apply to distributions from Individual Retirement Accounts
(IRAs) or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult with their tax advisers regarding the 20% withholding requirement.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving reinvestment of dividends, periodic investment and redemption programs and reinvestment programs for unit investment trusts sponsored by Everen Securities, Inc. Information for income tax purposes, including information regarding any foreign taxes and credits, will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

NET ASSET VALUE

The net asset value per share of a Fund is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of a Fund will generally be lower than that of the Class A shares of the Fund because of the higher expenses borne by Class B and Class C shares. Portfolio securities that are primarily traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked priced is used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event current prices provided by market makers are used. Over-the-counter traded options are valued based upon current prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value of a Fund investing in foreign securities does not necessarily take place contemporaneously with the determination of the prices of a Fund's foreign securities, which may be made prior to the determination of net asset value. For purposes of determining the Fund's net asset value of a Fund investing in foreign securities, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of such currencies against U.S. Dollars as last quoted by a recognized dealer. If an event were to occur, after the value of a security was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then that security would be valued using fair value considerations by the Board of Trustees or its delegates. On each day the New York Stock Exchange (the "Exchange") is open for trading, the net asset value is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange.

PURCHASE OF SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class A shares and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                 ANNUAL 12B-1 FEES
                                              (AS A % OF AVERAGE DAILY
                     SALES CHARGE                   NET ASSETS)                  OTHER INFORMATION
          ----------------------------------  ------------------------   ----------------------------------
Class A   Maximum initial sales charge of          None                  Initial sales charge waived or
          5.75% of the public offering price                             reduced for certain purchases
Class B   Maximum contingent deferred sales        0.75%                 Shares convert to Class A shares
          charge of 4% of redemption                                     six years after issuance
          proceeds; declines to zero after
          six years
Class C   None                                     0.75%                 No conversion feature

The minimum initial investment for each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

SPECIAL PROMOTION. From the date of this prospectus until at least November 30, 1995 ("Special Offering Period"), KDI intends to reallow the full applicable sales charge with respect to Class A shares of the Value+Growth Fund purchased during the Special Offering Period (not including shares acquired at net asset value) and to pay an additional commission of .50% with respect to Class B shares of the Value+Growth Fund purchased during the Special Offering Period not including exchanges or other transactions for which commissions are not paid.

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                       SALES CHARGE
                                                         ----------------------------------------
                                                                                           ALLOWED
                                                                                           TO
                                                                                           DEALERS
                                                          AS A             AS A            AS A
                                                         PERCENTAGE       PERCENTAGE       PERCENTAGE
                                                           OF             OF NET           OF
                                                         OFFERING         ASSET            OFFERING
                    AMOUNT OF PURCHASE                   PRICE            VALUE*           PRICE
                                                         ------           ------           ------
Less than $50,000......................................   5.75 %           6.10 %           5.20 %
$50,000 but less than $100,000.........................   4.50             4.71             4.00
$100,000 but less than $250,000........................   3.50             3.63             3.00
$250,000 but less than $500,000........................   2.60             2.67             2.25
$500,000 but less than $1 million......................   2.00             2.04             1.75
$1 million and over....................................    .00 **           .00 **           ***
---------------

  * Rounded to the nearest one-hundredth percent.
 ** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
*** Commission is payable by KDI as discussed below.

Each Fund receives the entire net asset value of all its Class A shares sold. KDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Fund may be purchased at net asset value to the extent that the amount invested represents the net proceeds from a redemption of shares of a mutual fund for which KFS or DVA does not serve as investment manager ("non-Kemper fund") provided that: (a) the investor has previously paid either an initial sales charge in connection with the purchase of the non-Kemper fund shares redeemed or a contingent deferred sales charge in connection with the redemption of the non-Kemper fund shares, and (b) the purchase of Fund shares is made within 90 days after the date of such redemption. To make such a purchase at net asset value, the investor or the investor's dealer must, at the time of purchase, submit a request that the purchase be processed at net asset value pursuant to this privilege. During the Special Offering Period, dealers will be paid a commission of .50% of the amount of shares of the Value+Growth purchased pursuant to this net asset value purchase privilege. The redemption of the shares of the non-Kemper fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized.

Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 provided in either case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within one year of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege."

KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund to employer sponsored employee benefit plans using the subaccount recordkeeping system made available through the Shareholder Service Agent at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million in any calendar year, .50% on the next $5 million and .25% on amounts over $10 million in such calendar year. KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of each Fund to other purchasers at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $3 million, .50% on the next $2 million and .25% on amounts over $5 million. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedules, KDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is also applicable.


Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI; (c) officers, directors and employees of service agents of the Funds, for themselves or their spouses or dependent children; (d) shareholders who owned shares of Kemper-Dreman Fund, Inc. ("KDF") on September 8, 1995, and have continuously owned shares of KDF (or a Kemper Fund acquired by exchange of KDF shares) since that date, for themselves or members of their families; and (e) any trust, pension, profit-sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Everen Securities, Inc. In addition, unitholders of unit investment trusts sponsored by Everen Securities, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts which have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in a "wrap account" or similar program under which such clients pay a fee to the investment adviser or other firm. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.


The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. Class B shareholders of the Growth Fund, Small Cap Fund and Total Return Fund who acquired their shares as a result of the acquisition by those Funds of the assets of the Growth Portfolio, Small Capitalization Equity Portfolio and Total Return Portfolio, respectively, of Kemper Portfolios, formerly known as Kemper Investment Portfolios ("KIP"), hold them subject to the same conversion period schedule as that of their KIP Portfolio. Class B shares representing Initial Shares of a former KIP Portfolio will automatically convert to Class A shares of the applicable Fund six years after issuance of the Initial Shares for shares issued on or after February 1, 1991 and seven years after issuance of the Initial Shares for shares issued before February 1, 1991. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

PURCHASE OF CLASS C SHARES. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial or contingent deferred sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. KDI pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75 of 1% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

WHICH ARRANGEMENT IS BETTER FOR YOU? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent will be invested instead in Class A shares at net asset value where the combined subaccount value in a Fund or other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell.

GENERAL. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds. Non cash compensation includes luxury merchandise and trips to luxury resorts. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or other funds underwritten by KDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day. The Funds reserve the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

REDEMPTION OR REPURCHASE OF SHARES

GENERAL. Any shareholder may require a Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not have yet received good payment, it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 15 days from receipt by a Fund of the purchase amount. The redemption within one year of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a 1% contingent deferred sales charge (see "Purchase of Shares") and the redemption of Class B shares may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class B Shares" below).

Because of the high cost of maintaining small accounts, the Funds reserve the right to redeem an account (and, in the case of Class B shares, impose any applicable contingent deferred sales charge) that falls below the minimum investment level, currently $1,000, as a result of redemptions. Currently, Individual Retirement Accounts and employee benefit plan accounts are not subject to this procedure. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before a Fund redeems the shareholder's account. The investment required to reach that level may be made at net asset value (without any initial sales charge in the case of Class A shares).


Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agent reasonably believes, based upon reasonable verification procedures, that the telephonic instructions are genuine. The SHAREHOLDER WILL BEAR THE RISK OF LOSS, including loss resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.


TELEPHONE REDEMPTIONS. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge in the case of Class B shares) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 15 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.

REPURCHASES (CONFIRMED REDEMPTIONS). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which each Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

EXPEDITED WIRE TRANSFER REDEMPTIONS. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if KFS deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Funds currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 15 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited redemption privilege. The Funds reserve the right to terminate or modify this privilege at any time.

CONTINGENT DEFERRED SALES CHARGE -- LARGE ORDER NAV PURCHASE PRIVILEGE. A contingent deferred sales charge of 1% may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); and
(e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                                                                   CONTINGENT
                                                                                    DEFERRED
                                                                                     SALES
                           YEAR OF REDEMPTION AFTER PURCHASE                         CHARGE
        ------------------------------------------------------------------------   ----------
        First...................................................................       4%
        Second..................................................................       3%
        Third...................................................................       3%
        Fourth..................................................................       2%
        Fifth...................................................................       2%
        Sixth...................................................................       1%

Class B shareholders who originally acquired their shares as Initial Shares of Kemper Portfolios, formerly known as Kemper Investment Portfolios, hold them subject to the same CDSC schedule that applied when those shares were purchased, as follows:

                                                          CONTINGENT DEFERRED SALES CHARGE
            YEAR OF           ----------------------------------------------------------------------------------------
           REDEMPTION                                         SHARES PURCHASED ON OR AFTER
             AFTER            SHARES PURCHASED ON OR AFTER     FEBRUARY 1, 1991 AND BEFORE    SHARES PURCHASED BEFORE
            PURCHASE                  MARCH 1, 1993                   MARCH 1, 1993               FEBRUARY 1, 1991
    ------------------------  -----------------------------   -----------------------------   ------------------------
    First...................                4%                              3%                           5%
    Second..................                3%                              3%                           4%
    Third...................                3%                              2%                           3%
    Fourth..................                2%                              2%                           2%
    Fifth...................                2%                              1%                           2%
    Sixth...................                1%                              1%                           1%

The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge under the schedule above is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in June, 1994 will be eligible for the 3% charge if redeemed on or after June 1, 1995. In the event no specific order is requested, the redemption will be made first from Class B shares representing reinvested dividends and then from the earliest purchase of Class B shares. KDI receives any contingent deferred sales charge directly.

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features--Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service
Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

REINVESTMENT PRIVILEGE. A shareholder who has redeemed Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the other listed Kemper Mutual Funds. A shareholder of a Fund or other Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares") or Class B shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in Class A shares or Class B shares, as the case may be, of a Fund or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Funds available for sale in the shareholder's state of residence as listed under "Special Features--Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of a Fund, the reinvestment may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

SPECIAL FEATURES

CLASS A SHARES--COMBINED PURCHASES. Each Fund's Class A shares may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Fund, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Kemper Mutual Fund), Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value+Growth Fund and Kemper-Dreman Fund, Inc. ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Kemper Money Market Fund, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Tax-Exempt

New York Money Market Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper Mutual Funds", (b) all classes of shares of any Kemper Mutual Fund and
(c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

CLASS A SHARES--LETTER OF INTENT. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.

CLASS A SHARES--CUMULATIVE DISCOUNT. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

CLASS A SHARES--AVAILABILITY OF QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

EXCHANGE PRIVILEGE. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Mutual Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features--Class A Shares--Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Tax-Exempt New York Money Market Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Tax-Exempt New York Money Market Fund is available for sale only in New York, Connecticut, New Jersey and Pennsylvania.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund and Class B shares of any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values.

General. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be exchanged until they have been owned for at least 15 days. In addition, shares of a Kemper Mutual Fund (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days. The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to Kemper Mutual Funds, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

SYSTEMATIC EXCHANGE PRIVILEGE. The owner of $1,000 or more of any class of the shares of a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," including the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-TRANSFER. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $2,500) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $500 and maximum $2,500) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from ANY PERSON to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Kemper Service

Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

BANK DIRECT DEPOSIT. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan, monthly investments are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.

PAYROLL DIRECT DEPOSIT AND GOVERNMENT DIRECT DEPOSIT. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

SYSTEMATIC WITHDRAWAL PLAN. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class B shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

TAX-SHELTERED RETIREMENT PLANS. KFS provides retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

- Individual Retirement Accounts ("IRAs") trusteed by IFTC. This includes Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

- 403(b)(7) Custodial Accounts also trusteed by IFTC. This type of plan is available to employees of most non-profit organizations.

- Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from KDI upon request. The brochures for plans trusteed by IFTC describe the current fees payable to IFTC for its services as trustee. Investors should consult with their own tax advisers before establishing a retirement plan.

PERFORMANCE

The Funds may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for Class A, Class B and Class C shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of the Funds.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged equity indexes including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 1000(R) Growth Index, the Wilshire Large Company Growth Index, the Wilshire 750 Mid Cap Company Growth Index, the Standard & Poor's/Barra Value Index, Standard & Poor's/Barra Growth Index and the Russell 1000(R) Value Index. The performance of a Fund such as the Total Return Fund may also be compared to the combined performance of two indexes, such as a 60%/40% combination of the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Corporate Bond Index or for the Value+Growth Fund to a 50%/50% combination of the Russell 1000(R) Growth Index and the Russell 1000(R) Value Index. The performance of a Fund may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National IndexTM or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

A Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund. The relative performance of growth stocks versus value stocks may also be discussed.

Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. While the maximum sales charge is normally reflected in the Fund's Class A performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 4% during the first year to 0% after six years. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares that may be imposed at the end of the period in question. Performance figures for the Class B shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included.

Each Fund's returns and net asset value will fluctuate. Shares of a Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Redemption of Class B shares may be subject to a contingent deferred sales charge as described above. Additional information concerning each Fund's performance appears in the Statement of Additional Information. Additional information about each Fund's performance also appears in its Annual Report to Shareholders, which is available without charge from the Fund.

CAPITAL STRUCTURE

The Funds are open-end management investment companies, organized as separate business trusts under the laws of Massachusetts. The Blue Chip Fund was organized as a business trust under the laws of Massachusetts on May 28, 1987. The Growth Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985 and, effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Growth Fund, Inc., a Maryland corporation organized in 1965. The Small Cap Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985 and, effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Summit Fund, Inc., a Maryland corporation organized in 1968. Prior to February 1, 1992, the Small Cap Fund was known as "Kemper Summit Fund." The Technology Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985 as Technology Fund and changed its name to Kemper Technology Fund effective February 1, 1988. Effective January 31, 1986, Technology Fund pursuant to a reorganization succeeded to the assets and liabilities of Technology Fund, Inc., a Maryland corporation originally organized as a Delaware corporation in 1948. Technology Fund was known as Television Fund, Inc. until 1950 and as Television-Electronics Fund, Inc. until 1968. The Total Return Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985 and, effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Total Return Fund, Inc., a Maryland corporation organized in 1963. The Total Return Fund was known as Balanced Income Fund, Inc. until 1972 and as Supervised Investors Income Fund, Inc. until 1977. The Value+Growth Fund was organized as a business trust under the laws of Massachusetts on June 12, 1995 under the name Kemper Value Plus Growth Fund and does business as Kemper Value+Growth Fund. The investment manager invested the "seed money" as the sole shareholder of the Value+Growth Fund before the public offering of its shares and therefore as of the date of this prospectus controls the Value+Growth Fund.

Each Fund may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares. Currently, each Fund offers four classes of shares. These are Class A, Class B and Class C shares, as well as Class I shares, which are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of KFS and its affiliates; and (b) the following investment advisory clients of KFS and its investment advisory affiliates that invest at least $1 million in a Fund: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. The Board of Trustees of a Fund may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objectives, policies and restrictions. Since the Funds may offer multiple Portfolios, each is known as a "series company." Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each Fund's Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as

[KEMPER MUTUAL FUNDS LOGO] INVESTMENT MANAGER:
                           Kemper Financial Services, Inc.
                           PRINCIPAL UNDERWRITER:
                           Kemper Distributors, Inc.
                           120 South LaSalle Street
                           Chicago, IL 60603

KEF-1 (10/95)              [Recycle Logo] printed on recycled paper




                                    KEMPER
                                 EQUITY FUNDS


                               October 16, 1995

                               ----------------

                            KEMPER BLUE CHIP FUND

                              KEMPER GROWTH FUND

                                 KEMPER SMALL
                          CAPITALIZATION EQUITY FUND

                            KEMPER TECHNOLOGY FUND

                           KEMPER TOTAL RETURN FUND

                             KEMPER VALUE+GROWTH
                                     FUND

                               ----------------

                                    KEMPER

                          [KEMPER MUTUAL FUNDS LOGO]